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                    Supplement Dated October 29, 1999 to the
          Statement of Additional Information Dated September 29, 1999

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                      NUVEEN FLAGSHIP MULTISTATE TRUST IV

                   Nuveen Flagship Kansas Municipal Bond Fund

                  Nuveen Flagship Kentucky Municipal Bond Fund

                  Nuveen Flagship Michigan Municipal Bond Fund

                  Nuveen Flagship Missouri Municipal Bond Fund

                    Nuveen Flagship Ohio Municipal Bond Fund

                 Nuveen Flagship Wisconsin Municipal Bond Fund

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  Effective October 29, 1999, the following are changes relating to the purchase of shares of the Funds.

1. The first and fourth bullet points in the section entitled "Reduction or Elimination of Up-Front Sales Charge on Class A Shares" are revised as follows:

Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1.0 million or more. Nuveen may pay Authorized
    Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
    (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus .25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

2. The Group Purchase Program requirements have been modified. The minimum initial investment in Class A Shares of a Fund or portfolio for each participant is $50 provided that the group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant in the program is $50.

3. Class R Shares are available for single purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for purchases by any officer, director or bona fide employee of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members.

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